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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D. C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OF 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):       July 25, 2002

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
                               REGISTRANT, STATE OF INCORPORATION,
                               ADDRESS AND                               I.R.S. EMPLOYER
COMMISSION FILE NUMBER         TELEPHONE NUMBER                          IDENTIFICATION NUMBER
----------------------         ----------------                          ---------------------
1-13895                        Conectiv                                  51-0377417
                               (a Delaware Corporation)
                               800 King Street
                               P. O. Box 231
                               Wilmington, Delaware 19899
                               Telephone: (302) 429-3114
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ITEM 5.  OTHER EVENTS

Attached as Exhibit 99 is Conectiv's press release announcing its second quarter 2002 consolidated earnings.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

See Exhibit Index attached hereto.

                                    SIGNATURE


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                         Conectiv

                                         By:  /s/ John C. van Roden
                                         John C. van Roden
                                         Senior Vice President &
                                         Chief Financial Officer


Date:  July 25, 2002
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                                  Exhibit Index

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
Exhibit No.     Description
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
99              Conectiv Second Quarter 2002 Earnings Press Release
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